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                                                                    EXHIBIT 99.1

SHOREHAVEN MANOR

Historical Summary of Gross Income and
Direct Operating Expenses

August 31, 1996


(With Independent Auditors' Report Thereon)

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[PEAT MARWICK LLP LOGO AND LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
ARV Assisted Living, Inc.:

We have audited the accompanying historical summary of gross income and direct operating expenses of Shorehaven Manor for the year ended August 31, 1996. This financial statement is the responsibility of Shorehaven Manor's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary of gross income and direct operating expenses was prepared for inclusion in the Form 8-K/A of ARV Assisted Living, Inc. and excludes certain material revenues and expenses, as described in Note 2, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the historical summary of gross income and direct operating expenses referred to above presents fairly, in all material respects, the gross income and direct operating expenses, as described in Note 2, of Shorehaven Manor for the year ended August 31, 1996, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP




October 7, 1996
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                                SHOREHAVEN MANOR

                     Historical Summary of Gross Income and
                           Direct Operating Expenses

                           Year ended August 31, 1996


Gross income
  Rental income                                                 $1,589,540
  Other income                                                     629,860
                                                                ----------
        Total gross income                                       2,219,400

Direct operating expenses
  Advertising                                                        3,629
  Bad debts                                                            364
  Beauty salon services                                              2,483
  Cleaning and maintenance                                          44,352
  Food service                                                     193,223
  Grounds and landscaping                                           17,662
  Insurance                                                         52,819
  Office and miscellaneous                                          40,434
  Painting and decorating                                            9,897
  Payroll and benefits                                             476,608
  Real estate taxes                                                115,730
  Repairs and replacements                                          19,247
  Telephone                                                         11,109
  Utilities                                                        106,899
                                                                ----------
        Total direct operating expenses                          1,094,456
                                                                ----------
        Excess of gross income over direct operating expenses   $1,124,944
                                                                ==========





    See accompanying notes to historical summary of gross income and direct operating expenses.

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                                SHOREHAVEN MANOR

                Notes to Historical Summary of Gross Income and
                           Direct Operating Expenses

                           Year ended August 31, 1996


(1) Business

    Shorehaven Manor is a congregate care community located in Sterling Heights, Michigan whose mission is to provide residents with housing and assisted care. Shorehaven Manor has 120 living units.

(2) Summary of Significant Accounting Policies

    (a) Basis of Presentation

        The historical summary of gross income and direct operating expenses presents only specified revenues and expenses and is not a complete presentation of Shorehaven Manor's revenues and expenses. The historical summary has been prepared on the accrual basis of accounting.

    (b) Gross Income

        Gross income is comprised of monthly rental charges for Shorehaven Manor's congregate care units as well as ancillary charges for services such as housekeeping, beauty, and barber.

    (c) Direct Operating Expenses

        Direct operating expenses include only those costs comparable to the proposed future operations of Shorehaven Manor. Costs such as depreciation, amortization, management fees, interest, and attorneys' fees are excluded from the historical summary.